UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 10, 2009
LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, FL	32937

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
As previously disclosed, on May 15, 2009, Lighting Science Group Corporation, a Delaware corporation (the “Company”), entered into that certain convertible note agreement (the “Convertible Note”) pursuant to which the Company borrowed an aggregate principal amount of $31,649,999.39 from Pegasus Partners IV, L.P. (“Pegasus IV”). On August 10, 2009, the Company and Pegasus IV executed that certain First Amendment to Convertible Note (the “First Amendment”), which became effective as of July 31, 2009. Pursuant to the First Amendment, the parties agreed to extend the maturity date until the earlier of: (a) August 31, 2009 or (b) the date (the “Closing Date”) on which the Company consummates the rights offering (the “Rights Offering”) contemplated by the Convertible Note. If the registration statement for the Rights Offering is declared effective by the Securities and Exchange Commission prior to August 31, 2009, the maturity date would be extended until the Closing Date, but in no event will the maturity date be later than September 15, 2009. Further, the First Amendment amends the Convertible Note to provide that the Company must use its best efforts to conduct the Rights Offering during the third fiscal quarter of 2009, rather than the second fiscal quarter of 2009.
Although the First Amendment extends the maturity date of the amounts outstanding under the Convertible Note by approximately 30 days, the Company intends to seek, among other things, a longer-term extension of the maturity date of the Convertible Note with Pegasus IV. As of June 26, 2009, Pegasus IV beneficially owned approximately 82.3% of the common stock, par value $0.001 per share, of the Company.
THIS NOTICE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
A copy of the First Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. You are encouraged to read the First Amendment for a more complete understanding of its terms. The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
10.1	First Amendment to Convertible Note, effective as of July 31, 2009, between Lighting Science Group Corporation, as borrower, and Pegasus Partners IV, L.P., as lender.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: August 11, 2009	By:	/s/ Stephen Hamilton
		Name:	Stephen Hamilton
		Title:	Vice President - Finance

EXHIBIT INDEX

Number	Exhibit
10.1	First Amendment to Convertible Note, effective as of July 31, 2009, between Lighting Science Group Corporation, as borrower, and Pegasus Partners IV, L.P., as lender.